UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Target 2015 Fund	May 31, 2019
TRRTX	Investor Class
PAHRX	Advisor Class
TTRTX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE TARGET FUNDS

HIGHLIGHTS

■	The Target Funds produced positive returns in the 12-month period ended May 31, 2019. The funds outpaced their Lipper peer group averages but underperformed their respective combined index portfolios.

■	The funds’ exposure to diversifying sectors that are not included in their benchmarks detracted, as did tactical decisions to overweight or underweight various asset classes and sectors. However, security selection in the underlying strategies added value.

■	We took advantage of the equity market downturn in late 2018 and increased our equity allocation from an underweight to a neutral position. However, following the strong rebound in early 2019, we incrementally scaled back our exposure to stocks as we anticipate greater volatility given persistent uncertainties. Over the period, we tapered our allocation to international equities, shifted to an overweight to international growth stocks versus value stocks, and moved to an overweight in high yield bonds.

■	We believe that broad diversification across asset classes, regions, and sectors, as well as our ability to actively adjust allocations to enhance the Target Funds’ risk/reward profiles, should benefit our investors over time across a range of market and economic environments.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Markets were extremely volatile in your fund’s fiscal year ended May 31, 2019, although well-diversified portfolios emerged with modest gains. Evidence of a slowdown in the global economy hampered equities but boosted bond returns by pushing down long-term interest rates.

The period started on a generally bright note. The U.S. economy shifted back into a higher gear in 2018, expanding at its fastest pace (2.9%) in three years due in part to stimulus from the December 2017 tax cuts and increased federal spending. Consumer confidence gauges rose as the unemployment rate fell, taking both to favorable levels not seen in two decades. Corporate earnings were particularly strong, with profits for the largest companies expanding by roughly 20% in 2018, thanks to the lower corporate tax rate and healthy revenues.

The continuing expansion encouraged the Federal Reserve to stay on its path of monetary tightening, with policymakers raising the federal funds rate once each quarter in 2018. Markets initially proved resilient to the hikes, but early signs of economic weakness led to worries that the Fed might be moving too quickly. The pace of home sales and new construction slowed in late 2018 as rising mortgage rates and a lack of entry-level homes weighed on affordability. Business investment also appeared to weaken, and gauges of manufacturing activity declined.

The Fed’s hikes eventually began to put pressure on markets. Fed Chair Jerome Powell told an interviewer on October 3 that interest rates were still “a long way” from a neutral level that would neither stimulate nor restrain the economy. Stocks sold off over the following days, and the yield on the benchmark 10-year Treasury note reached 3.25%, its highest level since 2011. (Bond prices and yields move in opposite directions.)

Growth signals worsened into the end of the year, bringing bond yields back down but weighing further on equities. The partial government shutdown that began in late December and lasted through much of January delivered another blow. The holiday sales season did not meet expectations, and measures of consumer confidence dropped sharply. The major equity benchmarks entered or neared bear market territory, defined as a decline of at least 20% from their recent highs.

The Fed responded to the slowdown and market turmoil with a “dovish pivot,” sending bond and stock prices sharply higher in early 2019. Powell and other Fed officials made assurances that they would respond to any pronounced slowdown with all the tools at their disposal and signaled that future rate hikes were in “pause” mode. Indeed, markets soon began pricing in a likelihood that the Fed’s next move would be to cut rates. Long-term bond yields tumbled dramatically, and the yield on the 10-year note ended May at 2.14%, well below its year-ago level of 2.83%.

The Fed also had to account for the impact of the trade tensions between the U.S. and China. Hopes that an all-out trade war might be averted helped lift the markets in the first four months of 2019, particularly after President Donald Trump stated that the two sides were “getting very close” to a deal. These hopes were dashed in early May, however, after the White House declared that negotiations had fallen through and then subsequently raised the tariff rate on many Chinese goods to 25% from 10%. The tit-for-tat tariff battle also seemed to be metastasizing into a “technological cold war,” with each country taking steps to limit the other’s access to critical components and raw materials.

The future course of U.S.-China trade relations is a central question facing investors. Unfortunately, I suspect that neither side is in the mood for compromise, with President Trump feeling the need to remain resolute before the 2020 election and Chinese officials equally eager to deny him a victory, and potentially willing to wait to negotiate with his successor.

One way we’ll monitor these developments is through weekly and monthly meetings of our investment teams, where our managers, analysts, economists, and legislative specialists share observations and insights. While further turbulence in the markets seems likely, I’m confident that our uniquely collaborative approach will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The funds seek the highest total return over time consistent with an emphasis on both capital growth and income.

FUND COMMENTARY

How did the funds perform in the past 12 months?

The Target Funds generated stronger returns in the shorter-dated funds than in the longer-dated funds for the period. The funds outpaced their Lipper peer group averages but underperformed their respective combined index portfolios. (Returns for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the funds’ relative performance?

Exposure to sectors and asset classes that are not included in the funds’ combined index portfolio benchmarks detracted from relative performance. Within fixed income diversifiers, absolute return-oriented global bonds hurt relative results, but the inclusion of long-term U.S. Treasuries added value as long-term interest rates fell sharply since early October. Within equities, exposure to real assets stocks weighed on results, as slowing global growth and signs of excess global oil supply have put pressure on prices for energy and other commodities. A tactical underweight to the sector, however, proved beneficial.

An overweight allocation to U.S. small-cap equities—which lagged U.S. large-caps—hurt returns, as did an overweight to international equities relative to U.S. equities. However, our underweight allocation to global equities relative to fixed income securities was helpful. Equity markets worldwide experienced bouts of elevated volatility over the past 12 months, driven by uncertainty surrounding trade policy, geopolitical strife, and the global growth outlook.

Overall, security selection modestly contributed to relative results, especially in the shorter-dated funds. Our U.S. small-cap strategies strongly outperformed their benchmarks for the year, and the emerging markets and U.S. large-cap value equity portfolios also outpaced their respective benchmarks. This positive impact was partly offset by underperformance in the international developed markets, U.S. large-cap growth, and U.S. mid-cap value equity portfolios.

How are the funds positioned?

At the end of the reporting period, we were underweight to equities. We opportunistically increased our equity allocation to a neutral position following the meaningful equity market downturn in late 2018 and benefited from the strong rebound early this year. We subsequently reduced our exposure as we anticipate greater equity market volatility given persistent geopolitical and rising policy uncertainties. We expect modest returns from bonds in the coming quarters as the low-yield environment offers a weak foundation for significant upside. Nevertheless, bonds offer diversification benefits and may provide a buffer against unpredictable equity markets.

Stocks
On a regional basis, we have moderated our overweight to international equity markets. While their valuations are attractive, trade risks and softening economic growth trajectories could present challenges. We believe that the U.S. market is less vulnerable to fading global economic growth, but declining earnings growth, trade uncertainty, and elevated valuations pose headwinds. We are overweight emerging markets equities, which offer compelling valuations supported by rising consumption and strong corporate earnings. Moreover, emerging markets stocks are positioned to benefit from more stable interest rates in developed markets and softer U.S. dollar expectations.

In the U.S., we are overweight growth stocks relative to value stocks. Regulatory concerns and unresolved trade tensions that could disrupt supply chains within the technology sector are potential risks, but we believe that secular growth companies could still benefit in a slowing economic environment. On the other hand, value stocks lack a catalyst to advance, despite their fair valuations. We trimmed our overweight to U.S. small-cap stocks relative to large-caps. Valuations for small-cap stocks remain modestly attractive, but small companies are generally more vulnerable to late-cycle pressures given their higher leverage and rising wages. U.S. large-caps face relatively greater risk from a softening earnings environment and protectionist trade policy.

Among international equities, we prefer growth stocks over value stocks. Valuations for growth stocks are above historical averages, but our high-quality holdings should hold up relatively well even if global growth slows. Value stocks are cheaper but face pressure from persistently low interest rates and softer economic growth, given their cyclical orientation.

We remain underweight to inflation-sensitive real assets equities. In our view, moderating global growth and excess energy supply due to efficient U.S. shale production have created a challenging longer-term outlook for energy and commodity prices. Real estate investment trusts, however, have benefited from healthy fundamentals and low interest rates.

Bonds
Yields for U.S. investment-grade bonds remain low, given the limited concerns about accelerating growth and inflation. We added to our high yield bond holdings due to their yield advantage over investment-grade issues. Despite the late stage of the credit cycle, high yield corporate bond fundamentals appear to be broadly positive, and default expectations remain low. We reduced our allocation to floating rate bank loans throughout the year given weakened loan terms and the adverse impact of lower short-term interest rates on yields within the sector.

We were neutral currency-hedged international developed markets bonds at period-end. For U.S. dollar-based investors, widening short-term rate differentials between U.S. and other developed markets have led to more competitive hedged yields, but durations remain extended. Further, concerns over muted economic growth and political risks in the eurozone persist. We moderated our overweight to emerging markets bonds as we believe that rising country-specific risks in a few markets offset the benefit of relatively attractive yields.

What is portfolio management’s outlook?

Risk assets had a strong start to 2019 as many of the fears that led to the late-2018 sell-off seemed to recede. The Federal Reserve’s dovish pivot and overall optimism helped fuel an equity market rally, but an unexpected escalation in the U.S.-China trade war and moderating earnings growth estimates caused a pullback in equity markets late in our reporting period. With the tailwind from U.S. fiscal stimulus fading, the anticipated boost to long-term growth through capital expenditure has failed to materialize, as uncertainty has discouraged spending. In Europe, a softening growth trajectory and an accommodative European Central Bank have contributed to a more supportive policy environment. However, unresolved Brexit negotiations, as well as the region’s vulnerability to trade risks and China’s slowing economy, pose potential headwinds. China’s recent stimulus measures to spur domestic demand and a more stable U.S. dollar should help support emerging markets economies.

The shift in Fed policy and a broader easing in financial and liquidity conditions have reduced the near-term likelihood of a global recession. However, the dovish pivot leaves global central banks ill-equipped to respond to a more pronounced downturn. While a step back from tightening policies may help to stabilize global growth, it is unlikely that it will be sufficient to ignite a reacceleration in growth. Near-term risks to global markets include repercussions from potential monetary policy missteps and an escalation in trade tensions.

In our view, increased market volatility and disparity in valuations across global risk assets highlight the value of our strategic investing approach. We believe that broad diversification across asset classes, regions, and sectors, as well as our ability to actively adjust allocations to enhance the Target Funds’ risk/reward profiles, should benefit our investors over time across a range of market and economic environments.

PERFORMANCE COMPARISON

The Performance Comparison tables show the returns for each fund versus its combined index portfolio, which is composed of several indexes representing the underlying asset classes in which the funds invest. The tables also show the average returns for each fund’s respective Lipper target date category, providing a tool to measure the performance of our funds against those with similar objectives. In addition, we compare the funds’ performance against the S&P Target Date Indexes in the Growth of $10,000 graphs following this letter. (Returns for the funds’ Advisor and I Class shares may vary due to their different fee structures.)

IMPORTANT INFORMATION

The principal value of the Target Funds is not guaranteed at any time, including at or after the target date, which is the approximate year an investor plans to retire (assumed to be age 65) and likely stop making new investments in the fund. If an investor plans to retire significantly earlier or later than age 65, the funds may not be an appropriate investment even if the investor is retiring on or near the target date. The funds’ allocations among a broad range of underlying T. Rowe Price stock and bond funds will change over time. The funds emphasize asset accumulation prior to retirement, balance the need for reduced market risk and income as retirement approaches, and focus on supporting an income stream over a moderate postretirement withdrawal horizon. The funds are not designed for a lump-sum redemption at the target date and do not guarantee a particular level of income. The funds maintain a substantial allocation to equities both prior to and after the target date, which can result in greater volatility over shorter time horizons.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

The Target Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

BENCHMARK INFORMATION

Lipper Averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

S&P Target Date Indexes: A series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time.

Combined Index Portfolios: Unmanaged blended index portfolios created as custom benchmarks for each of the Target Funds. As of May 31, 2019, the combined index portfolios were composed of the following indexes:

■	Target 2005 Fund: 24.15% Russell 3000 Index, 10.35% MSCI All Country World Index ex USA, 45.50% Bloomberg Barclays U.S. Aggregate Bond Index, and 20.00% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Target 2010 Fund: 25.20% Russell 3000 Index, 10.80% MSCI All Country World Index ex USA, 44.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 20.00% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Target 2015 Fund: 26.60% Russell 3000 Index, 11.40% MSCI All Country World Index ex USA, 42.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 20.00% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Target 2020 Fund: 31.15% Russell 3000 Index, 13.35% MSCI All Country World Index ex USA, 36.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 19.50% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Target 2025 Fund: 36.40% Russell 3000 Index, 15.60% MSCI All Country World Index ex USA, 31.50% Bloomberg Barclays U.S. Aggregate Bond Index, and 16.50% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Target 2030 Fund: 41.65% Russell 3000 Index, 17.85% MSCI All Country World Index ex USA, 29.50% Bloomberg Barclays U.S. Aggregate Bond Index, and 11.00% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Target 2035 Fund: 46.55% Russell 3000 Index, 19.95% MSCI All Country World Index ex USA, 28.50% Bloomberg Barclays U.S. Aggregate Bond Index, and 5.00% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Target 2040 Fund: 51.45% Russell 3000 Index, 22.05% MSCI All Country World Index ex USA, and 26.50% Bloomberg Barclays U.S. Aggregate Bond Index.

■	Target 2045 Fund: 54.95% Russell 3000 Index, 23.55% MSCI All Country World Index ex USA, and 21.50% Bloomberg Barclays U.S. Aggregate Bond Index.

■	Target 2050 Fund: 58.45% Russell 3000 Index, 25.05% MSCI All Country World Index ex USA, and 16.50% Bloomberg Barclays U.S. Aggregate Bond Index.

■	Target 2055 Fund: 61.25% Russell 3000 Index, 26.25% MSCI All Country World Index ex USA, and 12.50% Bloomberg Barclays U.S. Aggregate Bond Index.

■	Target 2060 Fund: 63.00% Russell 3000 Index, 27.00% MSCI All Country World Index ex USA, and 10.00% Bloomberg Barclays U.S. Aggregate Bond Index.

Neutral allocations: The asset allocations reflected in the Target Funds’ glide path are referred to as “neutral” allocations. As of May 31, 2019, the funds’ neutral allocations were as follows:

■	Target 2005 Fund: 34.5% stocks and 65.5% bonds and cash.

■	Target 2010 Fund: 36.0% stocks and 64.0% bonds and cash.

■	Target 2015 Fund: 38.0% stocks and 62.0% bonds and cash.

■	Target 2020 Fund: 44.5% stocks and 55.5% bonds and cash.

■	Target 2025 Fund: 52.0% stocks and 48.0% bonds and cash.

■	Target 2030 Fund: 59.5% stocks and 40.5% bonds and cash.

■	Target 2035 Fund: 66.5% stocks and 33.5% bonds and cash.

■	Target 2040 Fund: 73.5% stocks and 26.5% bonds and cash.

■	Target 2045 Fund: 78.5% stocks and 21.5% bonds and cash.

■	Target 2050 Fund: 83.5% stocks and 16.5% bonds and cash.

■	Target 2055 Fund: 87.5% stocks and 12.5% bonds and cash.

■	Target 2060 Fund: 90.0% stocks and 10.0% bonds and cash.

Note: Bloomberg Index Services Ltd. Copyright © 2019, Bloomberg Index Services Ltd. Used with permission.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/19

Target 2005 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Fund(s)
U.S. Large-Cap Stocks	17.67%	16.80%	Equity Index 500–I Class
	0.00	0.00	Growth Stock–I Class
	0.00	0.00	Value–I Class
U.S. Mid-Cap Stocks	1.38	1.47	Mid-Cap Growth–I Class
	1.38	1.32	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	0.84	1.02	New Horizons–I Class
	0.84	0.93	Small-Cap Stock–I Class
	0.84	0.86	Small-Cap Value–I Class
International Developed Market Stocks	2.79	2.79	International Stock–I Class
	2.79	2.52	International Value Equity–I Class
	2.78	2.89	Overseas Stock–I Class
International Emerging Market Stocks	1.47	1.91	Emerging Markets Stock–I Class
Inflation Focused Stocks	1.72	0.70	Real Assets–I Class
Total Stocks	34.50	33.21	
Core Fixed Income	4.55	4.51	Dynamic Global Bond–I Class
	6.83	6.62	International Bond (USD Hedged)–I Class
	20.47	21.09	New Income–I Class
Diversifying Fixed Income	5.12	5.79	Emerging Markets Bond–I Class
	1.02	1.22	Floating Rate–I Class
	4.10	4.03	High Yield–I Class
	0.00	0.00	International Bond–I Class
	20.00	19.78	Limited Duration Inflation Focused Bond–I Class
	3.41	3.71	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	0.04	U.S. Treasury Money–I Class
Total Bonds	65.50	66.79	

Actual allocations may not total 100% due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/19

Target 2010 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Fund(s)
U.S. Large-Cap Stocks	18.43%	17.56%	Equity Index 500–I Class
	0.00	0.00	Growth Stock–I Class
	0.00	0.00	Value–I Class
U.S. Mid-Cap Stocks	1.44	1.53	Mid-Cap Growth–I Class
	1.44	1.37	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	0.88	1.07	New Horizons–I Class
	0.87	0.97	Small-Cap Stock–I Class
	0.88	0.90	Small-Cap Value–I Class
International Developed Market Stocks	2.91	2.91	International Stock–I Class
	2.91	2.62	International Value Equity–I Class
	2.90	3.02	Overseas Stock–I Class
International Emerging Market Stocks	1.54	1.98	Emerging Markets Stock–I Class
Inflation Focused Stocks	1.80	0.74	Real Assets–I Class
Total Stocks	36.00	34.67	
Core Fixed Income	4.40	4.39	Dynamic Global Bond–I Class
	6.60	6.45	International Bond (USD Hedged)–I Class
	19.81	20.34	New Income–I Class
Diversifying Fixed Income	4.89	5.55	Emerging Markets Bond–I Class
	0.98	1.15	Floating Rate–I Class
	3.91	3.88	High Yield–I Class
	0.00	0.00	International Bond–I Class
	20.00	19.83	Limited Duration Inflation Focused Bond–I Class
	3.41	3.69	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	0.05	U.S. Treasury Money–I Class
Total Bonds	64.00	65.33	

Actual allocations may not total 100% due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/19

Target 2015 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Fund(s)
U.S. Large-Cap Stocks	14.60%	13.87%	Equity Index 500–I Class
	2.43	2.45	Growth Stock–I Class
	2.43	2.27	Value–I Class
U.S. Mid-Cap Stocks	1.52	1.66	Mid-Cap Growth–I Class
	1.52	1.46	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	0.92	1.13	New Horizons–I Class
	0.93	1.03	Small-Cap Stock–I Class
	0.92	0.97	Small-Cap Value–I Class
International Developed Market Stocks	3.07	3.12	International Stock–I Class
	3.07	2.77	International Value Equity–I Class
	3.07	3.18	Overseas Stock–I Class
International Emerging Market Stocks	1.62	2.11	Emerging Markets Stock–I Class
Inflation Focused Stocks	1.90	0.80	Real Assets–I Class
Total Stocks	38.00	36.82	
Core Fixed Income	4.20	4.21	Dynamic Global Bond–I Class
	6.30	6.22	International Bond (USD Hedged)–I Class
	18.90	19.23	New Income–I Class
Diversifying Fixed Income	4.60	5.19	Emerging Markets Bond–I Class
	0.92	1.08	Floating Rate–I Class
	3.68	3.66	High Yield–I Class
	0.00	0.00	International Bond–I Class
	20.00	19.87	Limited Duration Inflation Focused Bond–I Class
	3.40	3.67	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	0.05	U.S. Treasury Money–I Class
Total Bonds	62.00	63.18	

Actual allocations may not total 100% due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/19

Target 2020 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Fund(s)
U.S. Large-Cap Stocks	14.31%	13.30%	Equity Index 500–I Class
	4.24	4.43	Growth Stock–I Class
	4.24	3.92	Value–I Class
U.S. Mid-Cap Stocks	1.78	1.96	Mid-Cap Growth–I Class
	1.78	1.76	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	1.08	1.33	New Horizons–I Class
	1.09	1.21	Small-Cap Stock–I Class
	1.08	1.12	Small-Cap Value–I Class
International Developed Market Stocks	3.59	3.65	International Stock–I Class
	3.59	3.26	International Value Equity–I Class
	3.60	3.75	Overseas Stock–I Class
International Emerging Market Stocks	1.90	2.42	Emerging Markets Stock–I Class
Inflation Focused Stocks	2.22	0.95	Real Assets–I Class
Total Stocks	44.50	43.06	
Core Fixed Income	3.60	3.71	Dynamic Global Bond–I Class
	5.40	5.48	International Bond (USD Hedged)–I Class
	16.20	16.54	New Income–I Class
Diversifying Fixed Income	3.76	4.24	Emerging Markets Bond–I Class
	0.75	0.89	Floating Rate–I Class
	3.00	3.03	High Yield–I Class
	0.00	0.00	International Bond–I Class
	19.50	19.46	Limited Duration Inflation Focused Bond–I Class
	3.29	3.54	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	0.06	U.S. Treasury Money–I Class
Total Bonds	55.50	56.95	

Actual allocations may not total 100% due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/19

Target 2025 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Fund(s)
U.S. Large-Cap Stocks	12.19%	11.40%	Equity Index 500–I Class
	7.22	7.14	Growth Stock–I Class
	7.22	6.78	Value–I Class
U.S. Mid-Cap Stocks	2.07	2.26	Mid-Cap Growth–I Class
	2.07	2.11	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	1.27	1.51	New Horizons–I Class
	1.27	1.40	Small-Cap Stock–I Class
	1.27	1.30	Small-Cap Value–I Class
International Developed Market Stocks	4.20	4.39	International Stock–I Class
	4.20	3.83	International Value Equity–I Class
	4.20	4.43	Overseas Stock–I Class
International Emerging Market Stocks	2.22	2.76	Emerging Markets Stock–I Class
Inflation Focused Stocks	2.60	1.11	Real Assets–I Class
Total Stocks	52.00	50.42	
Core Fixed Income	3.15	3.29	Dynamic Global Bond–I Class
	4.72	4.82	International Bond (USD Hedged)–I Class
	14.17	14.55	New Income–I Class
Diversifying Fixed Income	3.18	3.54	Emerging Markets Bond–I Class
	0.64	0.76	Floating Rate–I Class
	2.54	2.63	High Yield–I Class
	0.00	0.00	International Bond–I Class
	16.50	16.58	Limited Duration Inflation Focused Bond–I Class
	3.10	3.31	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	0.13	U.S. Treasury Money–I Class
Total Bonds	48.00	49.61	

Actual allocations may not total 100% due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/19

Target 2030 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Fund(s)
U.S. Large-Cap Stocks	10.23%	9.62%	Equity Index 500–I Class
	10.12	10.04	Growth Stock–I Class
	10.12	9.49	Value–I Class
U.S. Mid-Cap Stocks	2.37	2.62	Mid-Cap Growth–I Class
	2.37	2.40	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	1.45	1.76	New Horizons–I Class
	1.46	1.61	Small-Cap Stock–I Class
	1.45	1.48	Small-Cap Value–I Class
International Developed Market Stocks	4.81	4.99	International Stock–I Class
	4.81	4.39	International Value Equity–I Class
	4.80	5.10	Overseas Stock–I Class
International Emerging Market Stocks	2.54	3.18	Emerging Markets Stock–I Class
Inflation Focused Stocks	2.97	1.26	Real Assets–I Class
Total Stocks	59.50	57.94	
Core Fixed Income	2.95	3.10	Dynamic Global Bond–I Class
	4.44	4.52	International Bond (USD Hedged)–I Class
	13.27	13.77	New Income–I Class
Diversifying Fixed Income	2.90	3.29	Emerging Markets Bond–I Class
	0.58	0.71	Floating Rate–I Class
	2.32	2.43	High Yield–I Class
	0.00	0.00	International Bond–I Class
	11.00	10.89	Limited Duration Inflation Focused Bond–I Class
	3.04	3.25	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	0.10	U.S. Treasury Money–I Class
Total Bonds	40.50	42.06	

Actual allocations may not total 100% due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/19

Target 2035 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Fund(s)
U.S. Large-Cap Stocks	8.60%	8.12%	Equity Index 500–I Class
	12.73	12.54	Growth Stock–I Class
	12.73	11.98	Value–I Class
U.S. Mid-Cap Stocks	2.65	2.97	Mid-Cap Growth–I Class
	2.65	2.70	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	1.62	1.95	New Horizons–I Class
	1.63	1.78	Small-Cap Stock–I Class
	1.62	1.64	Small-Cap Value–I Class
International Developed Market Stocks	5.37	5.58	International Stock–I Class
	5.37	4.94	International Value Equity–I Class
	5.37	5.72	Overseas Stock–I Class
International Emerging Market Stocks	2.84	3.53	Emerging Markets Stock–I Class
Inflation Focused Stocks	3.32	1.43	Real Assets–I Class
Total Stocks	66.50	64.88	
Core Fixed Income	2.85	3.02	Dynamic Global Bond–I Class
	4.28	4.38	International Bond (USD Hedged)–I Class
	12.82	13.24	New Income–I Class
Diversifying Fixed Income	2.76	3.13	Emerging Markets Bond–I Class
	0.55	0.66	Floating Rate–I Class
	2.21	2.33	High Yield–I Class
	0.00	0.00	International Bond–I Class
	5.00	4.79	Limited Duration Inflation Focused Bond–I Class
	3.03	3.31	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	0.26	U.S. Treasury Money–I Class
Total Bonds	33.50	35.12	

Actual allocations may not total 100% due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/19

Target 2040 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Fund(s)
U.S. Large-Cap Stocks	7.02%	6.60%	Equity Index 500–I Class
	15.31	15.16	Growth Stock–I Class
	15.31	14.49	Value–I Class
U.S. Mid-Cap Stocks	2.93	3.28	Mid-Cap Growth–I Class
	2.93	2.94	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	1.79	2.19	New Horizons–I Class
	1.80	1.98	Small-Cap Stock–I Class
	1.79	1.81	Small-Cap Value–I Class
International Developed Market Stocks	5.94	6.10	International Stock–I Class
	5.94	5.49	International Value Equity–I Class
	5.93	6.31	Overseas Stock–I Class
International Emerging Market Stocks	3.14	3.90	Emerging Markets Stock–I Class
Inflation Focused Stocks	3.67	1.57	Real Assets–I Class
Total Stocks	73.50	71.82	
Core Fixed Income	2.65	2.76	Dynamic Global Bond–I Class
	3.97	4.05	International Bond (USD Hedged)–I Class
	11.92	12.38	New Income–I Class
Diversifying Fixed Income	2.49	2.83	Emerging Markets Bond–I Class
	0.50	0.59	Floating Rate–I Class
	1.99	2.08	High Yield–I Class
	0.00	0.00	International Bond–I Class
	0.00	0.00	Limited Duration Inflation Focused Bond–I Class
	2.98	3.22	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	0.26	U.S. Treasury Money–I Class
Total Bonds	26.50	28.17	

Actual allocations may not total 100% due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/19

Target 2045 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Fund(s)
U.S. Large-Cap Stocks	5.98%	5.77%	Equity Index 500–I Class
	17.11	16.97	Growth Stock–I Class
	17.11	16.21	Value–I Class
U.S. Mid-Cap Stocks	3.13	3.54	Mid-Cap Growth–I Class
	3.13	3.16	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	1.92	2.36	New Horizons–I Class
	1.91	2.14	Small-Cap Stock–I Class
	1.92	1.95	Small-Cap Value–I Class
International Developed Market Stocks	6.34	6.64	International Stock–I Class
	6.34	5.87	International Value Equity–I Class
	6.33	6.77	Overseas Stock–I Class
International Emerging Market Stocks	3.36	4.22	Emerging Markets Stock–I Class
Inflation Focused Stocks	3.92	1.68	Real Assets–I Class
Total Stocks	78.50	77.28	
Core Fixed Income	2.15	2.20	Dynamic Global Bond–I Class
	3.22	3.29	International Bond (USD Hedged)–I Class
	9.67	9.96	New Income–I Class
Diversifying Fixed Income	1.78	2.07	Emerging Markets Bond–I Class
	0.36	0.43	Floating Rate–I Class
	1.43	1.49	High Yield–I Class
	0.00	0.00	International Bond–I Class
	0.00	0.00	Limited Duration Inflation Focused Bond–I Class
	2.89	3.13	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	0.13	U.S. Treasury Money–I Class
Total Bonds	21.50	22.70	

Actual allocations may not total 100% due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/19

Target 2050 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Fund(s)
U.S. Large-Cap Stocks	6.36%	6.15%	Equity Index 500–I Class
	18.20	18.02	Growth Stock–I Class
	18.20	17.31	Value–I Class
U.S. Mid-Cap Stocks	3.33	3.76	Mid-Cap Growth–I Class
	3.33	3.39	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	2.04	2.49	New Horizons–I Class
	2.03	2.27	Small-Cap Stock–I Class
	2.04	2.09	Small-Cap Value–I Class
International Developed Market Stocks	6.74	7.11	International Stock–I Class
	6.74	6.27	International Value Equity–I Class
	6.75	7.23	Overseas Stock–I Class
International Emerging Market Stocks	3.57	4.46	Emerging Markets Stock–I Class
Inflation Focused Stocks	4.17	1.79	Real Assets–I Class
Total Stocks	83.50	82.34	
Core Fixed Income	1.65	1.72	Dynamic Global Bond–I Class
	2.47	2.54	International Bond (USD Hedged)–I Class
	7.42	7.76	New Income–I Class
Diversifying Fixed Income	1.13	1.35	Emerging Markets Bond–I Class
	0.23	0.26	Floating Rate–I Class
	0.91	0.95	High Yield–I Class
	0.00	0.00	International Bond–I Class
	0.00	0.00	Limited Duration Inflation Focused Bond–I Class
	2.69	2.93	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	0.14	U.S. Treasury Money–I Class
Total Bonds	16.50	17.65	

Actual allocations may not total 100% due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/19

Target 2055 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Fund(s)
U.S. Large-Cap Stocks	6.67%	6.47%	Equity Index 500–I Class
	19.07	18.96	Growth Stock–I Class
	19.07	18.20	Value–I Class
U.S. Mid-Cap Stocks	3.49	3.97	Mid-Cap Growth–I Class
	3.49	3.52	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	2.13	2.64	New Horizons–I Class
	2.14	2.41	Small-Cap Stock–I Class
	2.13	2.20	Small-Cap Value–I Class
International Developed Market Stocks	7.07	7.39	International Stock–I Class
	7.07	6.57	International Value Equity–I Class
	7.06	7.61	Overseas Stock–I Class
International Emerging Market Stocks	3.74	4.68	Emerging Markets Stock–I Class
Inflation Focused Stocks	4.37	1.89	Real Assets–I Class
Total Stocks	87.50	86.51	
Core Fixed Income	1.25	1.34	Dynamic Global Bond–I Class
	1.89	1.94	International Bond (USD Hedged)–I Class
	5.62	5.87	New Income–I Class
Diversifying Fixed Income	0.71	0.88	Emerging Markets Bond–I Class
	0.14	0.17	Floating Rate–I Class
	0.57	0.61	High Yield–I Class
	0.00	0.00	International Bond–I Class
	0.00	0.00	Limited Duration Inflation Focused Bond–I Class
	2.32	2.53	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	0.16	U.S. Treasury Money–I Class
Total Bonds	12.50	13.50	

Actual allocations may not total 100% due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/19

Target 2060 Fund

Sector(s)	Neutral Allocation	Actual Allocation	Fund(s)
U.S. Large-Cap Stocks	6.87%	6.69%	Equity Index 500–I Class
	19.61	19.39	Growth Stock–I Class
	19.61	18.76	Value–I Class
U.S. Mid-Cap Stocks	3.59	4.03	Mid-Cap Growth–I Class
	3.59	3.67	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	2.19	2.69	New Horizons–I Class
	2.20	2.45	Small-Cap Stock–I Class
	2.19	2.26	Small-Cap Value–I Class
International Developed Market Stocks	7.27	7.67	International Stock–I Class
	7.27	6.76	International Value Equity–I Class
	7.26	7.84	Overseas Stock–I Class
International Emerging Market Stocks	3.85	4.77	Emerging Markets Stock–I Class
Inflation Focused Stocks	4.50	1.94	Real Assets–I Class
Total Stocks	90.00	88.92	
Core Fixed Income	1.00	1.12	Dynamic Global Bond–I Class
	1.50	1.56	International Bond (USD Hedged)–I Class
	4.50	4.76	New Income–I Class
Diversifying Fixed Income	0.50	0.63	Emerging Markets Bond–I Class
	0.10	0.12	Floating Rate–I Class
	0.40	0.45	High Yield–I Class
	0.00	0.00	International Bond–I Class
	0.00	0.00	Limited Duration Inflation Focused Bond–I Class
	2.00	2.22	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	0.20	U.S. Treasury Money–I Class
Total Bonds	10.00	11.06	

Actual allocations may not total 100% due to rounding.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended May 31, 2019. Net realized gain (loss), investment income, and change in net unrealized gain/loss reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Funds:			
Dynamic Global Bond Fund	$ 80	$ (138)	$ 280
Emerging Markets Bond Fund	(200)	206	517
Emerging Markets Stock Fund	(36)	(127)	27
Equity Index 500 Fund	310	422	553
Floating Rate Fund	(37)	(14)	140
Growth Stock Fund	314	(155)	14
High Yield Fund	(68)	23	315
International Bond Fund (USD Hedged)	591	(96)	224
International Stock Fund	183	(539)	96
International Value Equity Fund	(196)	(644)	160
Limited Duration Inflation Focused Bond Fund	527	381	340
Mid-Cap Growth Fund	298	(73)	8
Mid-Cap Value Fund	205	(472)	33
New Horizons Fund	262	30	—
New Income Fund	(325)	1,432	1,256
Overseas Stock Fund	(44)	(720)	139
Real Assets Fund	(5)	(107)	41
Small-Cap Stock Fund	199	(114)	—
Small-Cap Value Fund	124	(247)	10
U.S. Treasury Long-Term Fund	(93)	656	197
Value Fund	272	(235)	72
U.S. Treasury Money Fund	—	—	14
Totals	$ 2,361#	$ (531)	$ 4,436+

\# Capital gain distributions from mutual funds represented $3,909 of the net realized gain (loss).

\+ Investment income comprised $4,436 of income distributions from underlying Price Funds.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Target 2015 Fund (the fund) is a diversified, open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price Funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price Funds will change, and its asset mix will become more conservative over time. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Target 2015 Fund (Investor Class), the Target 2015 Fund–Advisor Class (Advisor Class), and the Target 2015 Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor and I Classes do not pay Rule 12b-1 fees. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price Funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price Funds. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Purchases and sales of the underlying Price Funds are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Gains and losses realized on sales of the underlying Price Funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from underlying Price Fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Income and capital gain distributions from the underlying Price Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, income distributions from the underlying Price Funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees in an amount not exceeding 0.25% of the class’s average daily net assets.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price Funds are valued at their closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On May 31, 2019, all of the investments in underlying Price Funds were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price Funds during the year ended May 31, 2019, aggregated $52,584,000 and $53,257,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Distributions during the years ended May 31, 2019 and May 31, 2018, were characterized for tax purposes as follows:

At May 31, 2019, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price Funds. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price Funds.

The fund pays no management fees; however, Price Associates receives management fees from the underlying Price Funds. The fund operates in accordance with an amended and restated investment management agreement (amended management agreement), between the corporation, on behalf of the fund, and Price Associates, under which expenses associated with the operation of the fund are borne by the fund. In addition to its own operating expenses, the fund indirectly bears its proportionate share of the management fees received by Price Associates and operating costs of the underlying Price Funds in which it invests.

The Investor Class, Advisor Class and I Class are each subject to a contractual operating expense limitation (each a Class Operating Expense Limit) at the rates and through the limitation dates indicated in the table below and may be renewed, revised, or revoked only with approval of the fund’s Board. Each Class Operating Expense Limit contractually requires Price Associates to pay all operating expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; other non-recurring expenses; and 12b-1 fees, with respect to the Advisor Class) to the extent a class’ operating expenses exceed the Class Operating Expense Limit on an annualized basis as a percentage of that class’ average daily net assets. Each Class is required to repay Price Associates for expenses previously paid to the extent the class’ net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the Class Operating Expense Limit in place at the time such amounts were paid; or (2) the current Class Operating Expense Limit. However, no repayment will be made more than three years after the date of a payment. The Class Operating Expense Limit for the Investor Class and the Advisor Class were effective January 1, 2019 and prior to January 1, 2019, the I Class operating expense limit was 0.05%.

In addition, the Investor Class and Advisor Class are each subject to a contractual expense limitation (each a Class Limit) at the rates and through the limitation dates indicated in the table below; the Class Limits may be terminated only with approval of the fund’s Board. Each Class Limit contractually requires Price Associates to pay any (i) operating expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the amended management agreement) (Direct Expenses), and (ii) the indirect expense impact from the fund’s investments in the underlying Price Funds (Indirect Expenses), to the extent total Direct and Indirect Expenses exceed the Class Limit. Class Limits measure the total of Direct and Indirect Expenses on an annualized basis as a percentage of the class’s average daily net assets (effective net expense ratio); Indirect Expenses are based on the actual expense ratio of each underlying Price Fund weighted for the fund’s relative average investment therein. Each class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s effective net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were paid; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment.

Pursuant to these agreements, expenses were paid by Price Associates during the year ended May 31, 2019 as indicated in the table below. Including this amount, expenses previously paid by Price Associates in the amount of $433,000 remain subject to repayment by the fund at May 31, 2019. To the extent any expenses are paid in accordance with an expense limitation, the payment is charged to the applicable class or allocated across the classes in the same manner as the related expense. Any repayment of expenses previously paid by Price Associates during the period, if any, would be included in the net investment income and expense ratios relating to the activity of the fund presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended May 31, 2019, expenses incurred pursuant to these service agreements were $36,000 for Price Associates; $42,000 for T. Rowe Price Services, Inc.; and $24,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price are presented net on the accompanying Statement of Assets and Liabilities.

The fund does not invest in the underlying Price Funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. At May 31, 2019, the fund held less than 25% of the outstanding shares of any underlying Price Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Retirement Funds, Inc. and
Shareholders of T. Rowe Price Target 2015 Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Target 2015 Fund (one of the funds constituting T. Rowe Price Retirement Funds, Inc., hereafter referred to as the “Fund”) as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 19, 2019

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/19

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$1,760,000 from short-term capital gains,

■	$3,101,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%

For taxable non-corporate shareholders, $1,238,000 of the fund’s income represents qualified dividend income subject to long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $743,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $1,358,000 and foreign taxes paid of $55,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, the fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, the fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-PORT and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 11–12, 2019 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total return for the one-, two-, three-, four-, and five-year periods as of September 30, 2018, and compared this return with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in relative market conditions, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Advisor does not receive management fees directly from the fund. The fund bears its proportionate share of the fees and expenses of the underlying T. Rowe Price funds in which it invests and pays its own expenses of operations (subject to contractual expense limitations with respect to the Investor Class, Advisor Class, and I Class).

The Advisor receives management fees from other T. Rowe Price funds in which the fund invests. However, since the Advisor does not receive any management fees directly from the fund, the Board did not review information relating to revenues received by the Advisor under the Advisory Contract. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price funds and concluded that the Advisor’s profits were reasonable. Although the Advisor does not receive management fees directly from the fund under the Advisory Contract, the fund’s shareholders benefit from potential economies of scale through the contractual expense limitation and future declines in the fund’s total expense ratio as the fund grows in size.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s actual management fee rate (which reflects that the Advisor does not receive any management fees directly from the fund), operating expenses, and total expenses (which reflect the net total expense ratio of the fund, including acquired fund fees and expenses associated with the underlying funds, after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe) and the fund’s total expenses ranked in the first quintile (Investor Class Expense Group and Advisor Class Expense Group) and first and second quintiles (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [188]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels (1959) 2018 [188]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [188]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to present); Member, Independent Directors Council Governing Board (2017 to present); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [188]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [188]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [188]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016), Board Member, American Economic Association (2018 to present)

John G. Schreiber (1946) 2002 [188]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Mark R. Tercek(c) (1957) 2009 [0]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of February 19, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.
(c)Effective February 15, 2019, Mr. Tercek resigned from his role as independent director of the Price Funds.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [188]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA** (1971) 2017 [188]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Director and Vice President, Retirement Funds

*Each inside director serves until retirement, resignation, or election of a successor.
**Mr. Sharps replaced Edward A. Wiese as director of the domestic fixed income Price Funds effective January 1, 2019.

OFFICERS

Name (Year of Birth) Position Held With Target Funds	Principal Occupation(s)

Christopher D. Alderson (1962) Vice President	Director and Vice President, T. Rowe Price International; Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Francisco M. Alonso (1978) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International; Assistant Vice President, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.

Jerome A. Clark, CFA (1961) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

David R. Giroux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Trust Company

Arif Husain, CFA (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963) Treasurer and Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Sebastien Page (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert A. Panariello (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Daniel O. Shackelford, CFA (1958) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Guido F. Stubenrauch, CFA (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin Thomson (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

James A. Tzitzouris, Jr., Ph.D. (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark J. Vaselkiv (1958) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,684,000 and $1,874,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 19, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	July 19, 2019